UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 23, 2021
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On April 23, 2021, Brickell Biotech, Inc. (the “Company”) issued a press release, which is furnished as Exhibit 99.1 to this report, reporting results from its U.S. Phase 3 open-label, long-term safety study of sofpironium bromide gel as a potential treatment for primary axillary (underarm) hyperhidrosis. An investor presentation that the Company will refer to during a conference call to discuss the results is furnished as Exhibit 99.2 to this report.
The information in this Item 7.01, and Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
On April 23, 2021, the Company announced results from its Phase 3 open-label, long-term safety study (“ARGYLE” or “LTSS”). The ARGYLE study assessed the long-term safety and efficacy of topical, once-daily treatment with sofpironium bromide gel, 5% and 15% for 48 weeks in patients nine years and older with primary axillary hyperhidrosis, or excessive underarm sweating.
The study enrolled 300 patients at 30 U.S. sites, and patients were randomized to receive either sofpironium bromide gel, 5% or 15% in a 1:2 ratio. Subjects applied the assigned investigational product once daily at bedtime to both axillae for 48 weeks, followed by a 4-week post-treatment visit. This study was not conducted as a conventional Phase 3 open-label “extension” study where patients from pivotal studies roll over into an open-label extension study. ARGYLE thus provides a more complete clinical data set evaluating treatment-naïve primary axillary hyperhidrosis patients who received sofpironium bromide gel for 48 weeks. 190 patients completed the full study duration of 52 weeks.
The treatment-related treatment-emergent adverse events (TEAEs) for sofpironium bromide gel, 5% (22.5%) and 15% (50.8%) were mostly mild or moderate in severity and transient in nature. The most common and expected treatment-related TEAEs reported were blurred vision (4.9%; 18.8%), dry mouth (8.8%; 16.8%), pruritis (5.9%; 14.7%), pain (3.9%; 14.7%), dermatitis (5.9%; 9.1%), erythema (4.9%; 7.6%), irritation (4.9%; 5.6%), mydriasis (1.0%; 5.1%) and urinary retention (2.9%; 3.6%). The patient discontinuations due to treatment-related TEAEs included blurred vision (2.0%; 7.1%), pruritis (0%; 2.0%), dermatitis (1.0%; 2.0%), dry mouth (0%; 1.5%), pain (0%; 1.5%), erythema (1.0%; 0.5%), irritation (0%; 1.0%), urinary hesitation (1.0%; 0%) and mydriasis (0%; 0.5%). Overall, TEAEs and discontinuations demonstrated decreased incidence over time as patients in the long-term study acclimated to treatment. No treatment-related serious adverse events (SAE) were observed in adult and pediatric patients and no new safety signals emerged.
With respect to studied efficacy, the 5% and 15% gel groups exhibited clinically meaningful improvement in axillary hyperhidrosis severity as measured by the Hyperhidrosis Disease Severity Measure-Axillary (HDSM-Ax), a proprietary patient-reported outcome scale. For both 5% and 15% dose groups, responders with a 1-point (86.1%; 85.8%) and 2-point (69.4%; 61.9%) improvement on HDSM-Ax PRO scale showed a gradual and continual improvement in sweat severity through the 48 weeks of treatment.
Overall, the safety, tolerability and efficacy results for sofpironium bromide gel, 5% and 15% in ARGYLE were consistent with prior clinical experience and no unexpected safety findings were observed. There were no clinically significant changes in laboratory parameters or vital signs over 48 weeks of treatment.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release issued by Brickell Biotech, Inc. on April 23, 2021

99.2	Investor presentation dated April 23, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements
Any statements made in this document relating to future financial, business and/or research and clinical performance, conditions, plans, prospects, trends, or strategies and other such matters, including without limitation, the anticipated timing, scope, design and/or results of ongoing and future clinical trials, intellectual property rights, including the validity, term and enforceability of such, the expected timing and/or results of regulatory approvals and prospects for commercializing any of the Company’s product candidates, or research collaborations with its partners, including in Japan, the United States or any other country, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this document, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “look forward” and similar expressions and their variants, as they relate to the Company, Kaken or any of the Company’s partners, may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including without limitation, ability to obtain adequate financing to advance product development, ability to maintain and enforce intellectual property rights, potential delays for any reason in product development and clinical trial enrollment, regulatory changes, supply chain disruptions, unanticipated demands on cash resources, any disruption to its business caused by the current COVID-19 pandemic, interruptions, disruption or inability by Kaken to supply and commercialize the product in Japan, or obtain or retain adequate pricing or reimbursement, and other risks associated with developing and obtaining regulatory approval for and commercializing product candidates.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in the Company’s filings with the United States Securities and Exchange Commission (SEC), which are available at https://www.sec.gov (or at https://www.brickellbio.com). The forward-looking statements represent the estimates of the Company as of the date hereof only, and the Company specifically disclaims any duty or obligation to update forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2021	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer